EXHIBIT 99.6

WMALT 2005-10

Preliminary Structure – Paydown Rules (As of 10/26/05)

Group 1

1.                  At the beginning of each period, please set the following variables:

a.                                           #FixedAmt1 = $1,000

b.                                          #FixedAmt2A = $1,088,000

c.                                           #FixedAmt2B = $1,828,000

d.                                          #FixedAmt2 = IF (BBAL( 2A7+2A8+2A9+2A11 ) / ORIG_BBAL( 2A7+2A8+2A9+2A11 ) <= 72%) THEN #FixedAmt2B ELSE #FixedAmt2A

2.                  Pay Class 2A1 its priority amount until retired.

3.                  Pay #FixedAmt1 for the distribution date to Class 2A2, Class 2A3, Class 2A4 and Class 2A6 pro-rata until retired.

4.                  Pay #FixedAmt2 for the distribution date to Class 2A7, Class 2A8, Class 2A9 and Class 2A11 pro-rata until retired.

5.                  Pay Class 2A2, Class 2A3, Class 2A4 and Class 2A6 pro-rata until retired.

6.                  Pay Class 2A7, Class 2A8, Class 2A9 and Class 2A11 pro-rata until retired.

7.                  Pay Class 2A12 until retired.

8.                  Pay Class 2A1 until retired.

Collateral:                     30 YR Jumbo ALT-A.

Size:                 ~$294mm

Passthru Rate:   5.75%

Pricing Speed:  100% PPC (8 -> 24 CPR / 12 months)

NAS Bonds:     Class 2A1.  Locked out of scheduled and prepay for 60

months. The priority fraction is (Balance of Total NAS / Total Non-PO Balance).  This is the same NAS as in the WMALT 2005-1 deal.

Super-NAS:     None.

AAA Support:  None.

Floaters:           For Class 2A2: Rate = 1_Mo_LIBOR plus 1.40, Floor = 1.40%, Hard Cap = 6.00%.  The initial coupon is 5.47%.  Zero day delay.

            For Class 2A4: Rate = 1_Mo_LIBOR plus 0.70, Floor = 0.70%, Hard Cap = 5.75%, Cap Corroder = 9.50%. The initial coupon is 4.77%.  Zero day delay.

            For Class 2A7: Rate = 1_Mo_LIBOR plus 0.35, Floor = 0.35%, Hard Cap = 7.50%.  The initial coupon is 4.42%.  Zero day delay.

            For Class 2A9: Rate = 1_Mo_LIBOR plus 0.30, Floor = 0.30%, Hard Cap = 5.75%, Cap Corroder = 10.0%.  The initial coupon is 4.37%.  Zero day delay.

Inverse IO:       For Class 2A5: Rate = 5.05 minus 1_Mo_LIBOR.  Floor = 0.0%,

Cap = 5.05%.  Notional balance follows Class 2A4.  The initial coupon is 0.98%.  Zero day delay.

For Class 2A10: Rate = 5.45 minus 1_Mo_LIBOR.  Floor = 0.0%,

Cap = 5.45%.  Notional balance follows Class 2A9.  The initial coupon is 1.380%.  Zero day delay.

Inverse Floater: For Class 2A3: Rate = 105.79998543 - (1_Mo_LIBOR * 22.99999665).  Floor = 0.0%, Cap = 105.79998543%.  The initial coupon is 12.18999906%.  Zero day delay.

            For Class 2A8: Rate = 23.49285522 - (1_Mo_LIBOR * 3.28571393).  Floor = 0.0%, Cap = 23.49285522%.  The initial coupon is 10.11999953%.  Zero day delay.

Cap Contract:   For Class 2A4: The Cap contract was generated at 100% of PPC and will extend the expected life of the bond.  The cap contract will be in effect through the March 25, 2010 pay date.  The lower strike will be 5.05% and the upper strike will be 8.80%.  The cap of the floater in any given period will be 9.50%.  The cap contract is for Class 2A4 and will not be available for Class 2A5.  The notional balance of the cap contract will never exceed the balance of Class 2A4.  The cap contract will accrue on a 30/360 basis.  The cap counterparty is currently unknown.

            For Class 2A9: The Cap contract was generated at 50% of PPC and will extend the expected life of the bond.  The cap contract will be in effect through the November 25, 2012 pay date.  The lower strike will be 5.45% and the upper strike will be 9.70%.  The cap of the floater in any given period will be 10.0%.  The cap contract is for Class 2A9 and will not be available for Class 2A10.  The notional balance of the cap contract will never exceed the balance of Class 2A9.  The cap contract will accrue on a 30/360 basis.  The cap counterparty is currently unknown.

Init LIBOR:      4.070% for all floating rate classes.

Notes

Closing date:                            11/30/2005

Accrual date:                            11/01/2005

Floater accrual date:                 11/25/2005

First pay date:                           12/25/2005

Clean-up call:                           10%

WMALT 2005-10

Final Structure – Paydown Rules (As of 11/18/05)

Group 7

1.                              Pay Class 7A1 its priority amount until retired.

2.                              Pay Class 7A2 until retired.

3.                              Pay Class 7A3, Class 7A4, and Class 7A5 pro rata until retired.

4.                              Pay Class 7A1 until retired.

Collateral:                     30 YR Conf ALT-A.

Size:                 ~$142mm

Passthru Rate:   5.75%

Pricing Speed:  100% PPC (8 -> 20 CPR / 12 months)

NAS Bonds:     Class 7A1.  Locked out of scheduled and prepay for 60 months. The priority fraction is (Balance of Total NAS / Total Non-PO Balance).  This is the same NAS as in the WMALT 2005-1 deal.

Super-NAS:     None.

Z-Bonds:                      None.

Structured PO: Yes.  Class 7A5.

AAA Support:  None.

Floaters:           None.

Inverse IO:       None.

Notes

Closing date:                            11/29/2005

Accrual date:                            11/01/2005

First pay date:                           12/25/2005

Clean-up call:                           10%

WMALT 2005-10

Final Structure – Paydown Rules (As of 11/17/05)

Group 6

1.      Pay Class R until retired.

2.      Pay Class 6A1 its priority amount until retired.

3.      Pay until Class 6A2 is retired:

a.       Pay 53.9788612956% in the following manner:

i.            Pay Class 6A2 until retired.

b.      Pay 46.0211387044% in the following manner:

i.            Pay Class 6A3, Class 6A4, and Class 6A5 pro-rata until retired.

ii.            Pay until Class 6A6 is retired:

1.      Pay 50.00% in the following manner:

a.       Pay Class 6A6 until retired.

2.      Pay 50.00% in the following manner:

a.       Pay 6A7 and 6A8 pro-rata until retired.

4.      Pay until Class 6A6 is retired:

a.       Pay 50.00% in the following manner:

i.            Pay Class 6A6 until retired.

b.      Pay 50.00% in the following manner:

i.            Pay 6A7 and 6A8 pro-rata until retired.

5.      Pay Class 6A1 until retired.

Collateral:                     30 YR Jumbo ALT-A.

Size:                 ~$322mm

Passthru Rate:   5.75%

Pricing Speed:  100% PPC (8 -> 24 CPR / 12 months)

NAS Bonds:     Class 6A1.  Locked out of scheduled and prepay for 60 months. The priority fraction is (Balance of Total NAS / Total Non-PO Balance).  This is the same NAS as in the WMALT 2005-1 deal.

Super-NAS:     None.

Z-Bonds:                      None.

Structured PO: Yes.  Class 6A8.

AAA Support:  None.

Floaters:           None.

Inverse IO:       None.

Notes

Closing date:                            11/29/2005

Accrual date:                            11/01/2005

First pay date:                           12/25/2005

Clean-up call:                           10%

WMALT 2005-10

Preliminary Structure – Paydown Rules (As of 11/08/05)

Group 5

For Class 5A6 Z accrual:

1.            Pay Class 5A3, Class 5A4, and 5A5 until retired.

2.            Pay Class 5A6.

For regular principal paydown:

1.            Pay Class 5A1 its priority amount until retired.

2.            Pay in the aggregate Class 5A2, Class 5A3, Class 5A4, Class 5A5, and Class 5A6 in the following manner:

a.             Pay 52.33865320% in the following manner:

 i.  Pay Class 5A2 until retired.

b.            Pay 47.66134680% in the following manner:

i.                  Pay Class 5A3, Class 5A4, and Class 5A5 until retired.

ii.                  Pay Class 5A6 until retired

3.            Pay Class 5A7 until retired.

4.            Pay Class 5A1 until retired.

Collateral:                     30 YR Jumbo ALT-A.

Size:     ~$322mm

Passthru Rate:   5.75%

Pricing Speed:  100% PPC (8 -> 24 CPR / 12 months)

NAS Bonds:     Class 5A1.  Locked out of scheduled and prepay for 60

months. The priority fraction is (Balance of Total NAS / Total Non-PO Balance).  This is the same NAS as in the WMALT 2005-1 deal.

Super-NAS:     None.

Z-Bonds:                      Class 5A6.

AAA Support:  None.

Floaters:           None.

Inverse IO:       None.

Inverse Floater: None.

Notes

Closing date:                            11/30/2005

Accrual date:                            11/01/2005

First pay date:                           12/25/2005

Clean-up call:                           10%

WMALT 2005-10

Preliminary Structure – Paydown Rules (As of 11/03/05)

Group 4

For Class 4A4 Z accrual:

1.            Pay Class 4A3 until retired.

2.            Pay Class 4A4.

For regular principal paydown:

1.            Pay Class 4A1 its priority amount until retired.

2.            Pay in the aggregate Class 4A2, Class 4A3, and Class 4A4 in the following manner:

a.             Pay 52.33865320% in the following manner:

 i.  Pay Class 4A2 until retired.

b.            Pay 47.66134680% in the following manner:

i.                  Pay Class 4A3 until retired.

ii.                  Pay Class 4A4 until retired

3.            Pay Class 4A5 until retired.

4.            Pay Class 4A1 until retired.

Collateral:                     30 YR Jumbo ALT-A.

Size:     ~$322mm

Passthru Rate:   5.75%

Pricing Speed:  100% PPC (8 -> 24 CPR / 12 months)

NAS Bonds:     Class 4A1.  Locked out of scheduled and prepay for 60

months. The priority fraction is (Balance of Total NAS / Total Non-PO Balance).  This is the same NAS as in the WMALT 2005-1 deal.

Super-NAS:     None.

Z-Bonds:                      Class 4A4.

AAA Support:  None.

Floaters:           None.

Inverse IO:       None.

Inverse Floater: None.

Notes

Closing date:                            11/30/2005

Accrual date:                            11/01/2005

First pay date:                           12/25/2005

Clean-up call:                           10%